Exhibit 4.2

PERKINELMER, INC.

$500,000,000 0.550% Senior Notes due 2023

$800,000,000 0.850% Senior Notes due 2024

$500,000,000 1.900% Senior Notes due 2028

$500,000,000 2.250% Senior Notes due 2031

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of September 10, 2021

to

Indenture Dated as of October 25, 2011

U.S. Bank National Association, as Trustee

This SEVENTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of September 10, 2021, to the Indenture (the “Existing Indenture”) dated as of October 25, 2011, between PERKINELMER, INC., a Massachusetts corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”) (the Existing Indenture, as supplemented by this Seventh Supplemental Indenture, the “Indenture”).

RECITALS

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Existing Indenture to provide for the issuance of the Company’s senior debt securities in one or more series;

WHEREAS, Sections 2.01, 2.03 and 8.01 of the Existing Indenture provide, among other things, that the Company and the Trustee may, without the consent of holders of the Notes (as defined herein) (“Holders”), enter into indentures supplemental to the Existing Indenture to provide for specific terms applicable to any series of notes;

WHEREAS, the Company desires to provide for the issuance of (i) a new series of debt securities to be designated as the “0.550% Senior Notes due 2023” (the “2023 Notes”), (ii) a new series of debt securities to be designated as the “0.850% Senior Notes due 2024” (the “2024 Notes”), (iii) a new series of debt securities to be designated as the “1.900% Senior Notes due 2028” (the “2028 Notes”) and (iv) a new series of debt securities to be designated as the “2.250% Senior Notes due 2031” (the “2031 Notes,” and together with the 2023 Notes, the 2024 Notes and the 2028 Notes, the “Notes”), and to set forth the terms that will be applicable thereto and the forms thereof; and

WHEREAS, all action on the part of the Company necessary to make this Supplemental Indenture a valid agreement of the Company and to authorize the issuance of the Notes under the Existing Indenture (as supplemented hereby) has been duly taken;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

APPLICATION OF SUPPLEMENTAL INDENTURE

AND CREATION OF NOTES

Section 1.01 Application of this Supplemental Indenture.

Notwithstanding any other provision of this Supplemental Indenture, the provisions of this Supplemental Indenture, including the covenants set forth herein, are expressly and solely for the benefit of the Notes.

Section 1.02 Effect of Supplemental Indenture.

With respect to the Notes only, the Existing Indenture shall be supplemented pursuant to Sections 2.01, 2.04 and 8.01 thereof to establish the terms of each series of Notes as set forth in this Supplemental Indenture, including as follows:

(a)	the definitions set forth in Article 1 of the Existing Indenture shall be modified to the extent provided in Article II of this Supplemental Indenture;

(b)

the forms and terms of the securities representing each series of Notes required to be established pursuant to Sections 2.01 and 2.03 of the Existing Indenture shall be established in accordance with Sections 1.03, 1.04, 1.05, 1.06, 1.07, 1.08, 1.09 and 1.10 and Article III of this Supplemental Indenture;

(c)

the provisions of Article 3 and Article 9 of the Existing Indenture regarding certain covenants of the Company shall be supplemented and amended by the provisions of Article IV of this Supplemental Indenture; and

(d)	the provisions of Article 5 of the Existing Indenture regarding certain Events of Default shall be amended by the provisions of Article V of this Supplemental Indenture.

Section 1.03 Designation and Amount of Notes.

The 2023 Notes shall be known and designated as the “0.550% Senior Notes due 2023.” The 2024 Notes shall be known and designated as the “0.850% Senior Notes due 2024.” The 2028 Notes shall be known and designated as the “1.900% Senior Notes due 2028.” The 2031 Notes shall be known and designated as the “2.250% Senior Notes due 2031.” The initial maximum aggregate principal amount of the 2023 Notes that may be authenticated and delivered under this Supplemental Indenture shall not exceed $500,000,000, the initial maximum aggregate principal amount of the 2024 Notes that may be authenticated and delivered under this Supplemental Indenture shall not exceed $800,000,000, the initial maximum aggregate principal amount of the 2028 Notes that may be authenticated and delivered under this Supplemental Indenture shall not exceed $500,000,000 and the initial maximum aggregate principal amount of the 2031 Notes that may be authenticated and delivered under this Supplemental Indenture shall not exceed $500,000,000, in each case except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.08, 2.09, 2.11, 8.05, 12.02 or 12.03 of the Existing Indenture, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of the Notes pursuant to Section 2.04 of the Existing Indenture. The Company may from time to time, without giving notice to or seeking the consent of the holders of the Notes, issue additional Notes of either series having the same terms (except for the issue date, offering price and, if applicable, the first interest payment date) as the Notes of such series initially authenticated and delivered under this Supplemental Indenture (the “Additional Notes”). Any Additional Notes of a series, together with the Notes of such series offered hereby, will constitute a single series of securities under the Existing Indenture and this Supplemental Indenture; provided that if the Additional Notes of a series are not fungible with the Notes of such series offered hereby for U.S. federal income tax purposes, such Additional Notes will have a separate CUSIP, ISIN, Common Code or other identifying number.

Section 1.04 Terms; Form of Security.

Each of the 2023 Notes, the 2024 Notes, the 2028 Notes and the 2031 Notes shall constitute a separate series for purposes of the Existing Indenture and this Supplemental Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The Company shall issue any Additional Notes by adopting a Board Resolution, or, to the extent established pursuant to (rather than set forth in) a Board Resolution, in an Officer’s Certificate detailing such establishment and/or established in one or more indentures supplemental hereto, in the manner set forth in Section 2.03 of the Existing Indenture providing for the terms of such issuance. The Notes of each series will be initially issued in the form of one or more global notes (the “Global Securities”) in fully registered form, without coupons, in minimum denominations of $2,000 principal amount or any whole integral multiples of $1,000 above that amount, and shall be in substantially the form of Exhibit A hereto for the 2023 Notes, Exhibit B hereto for the 2024 Notes, Exhibit C hereto for the 2028 Notes and Exhibit D hereto for the 2031 Notes. The Notes are not issuable in bearer form. The terms and provisions contained in each form of Note shall constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Company, by its execution and delivery of this Supplemental Indenture, expressly agrees to such terms and provisions and to be bound thereto. Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and are not inconsistent with the provisions of the Indenture (and which do not affect the rights, duties or immunities of the Trustee), or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed.

Section 1.05 Payment of Principal and Interest.

(a)

(i)    The 2023 Notes shall mature, and the principal of the 2023 Notes shall be due and payable in Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on September 15, 2023.

(ii)    The 2024 Notes shall mature, and the principal of the 2024 Notes shall be due and payable in Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on September 15, 2024.

(iii)    The 2028 Notes shall mature, and the principal of the 2028 Notes shall be due and payable in Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on September 15, 2028.

(iv)    The 2031 Notes shall mature, and the principal of the 2031 Notes shall be due and payable in Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on September 15, 2031.

(b)    The 2023 Notes shall bear interest at a rate of 0.550% per annum, the 2024 Notes shall bear interest at a rate of 0.850% per annum, the 2028 Notes shall bear interest at a rate of

1.900% per annum and the 2031 Notes shall bear interest at a rate of 2.250% per annum, in each case from and including September 10, 2021, or from and including the most recent Interest Payment Date on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Notes shall be payable semi-annually in arrears in Dollars on March 15 and September 15 of each year, commencing on March 15, 2022 (each such date, an “Interest Payment Date” for the purposes of the Notes under this Supplemental Indenture). Payments of interest shall be made to the Person in whose name a Note (or one or more predecessor Notes) is registered (which shall initially be the Depositary) at the close of business on the March 1 and September 1, respectively, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date” for the purposes of the Notes under this Supplemental Indenture).

If an Interest Payment Date, the maturity date or an earlier date of redemption with respect to the Notes of a series falls on a day that is not a Business Day, the required payment and any related payment of principal, premium and additional amounts, if any, shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date, the maturity date or that date of redemption, as the case may be.

In the event that any such interest is not punctually paid or duly provided for, such interest shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Existing Indenture.

(c)    For so long as the Notes of a series are represented in global form by one or more Global Securities, the Company shall, through the Paying Agent, make all payments of principal and interest by wire transfer of immediately available funds in Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes. In the event that definitive Notes of a series shall have been issued, all payments of principal and interest shall be made by wire transfer of immediately available funds to the accounts of the registered Holders thereof; provided, however, that the Company may elect to make such payments at the office of the Paying Agent at Global Corporate Trust, One Federal Street, 10th Floor, Boston, Massachusetts 02110, Attention: Karen R. Leyden-Beard, Ref: PerkinElmer 0.550% Senior Notes due 2023, PerkinElmer 0.850% Senior Notes due 2024, PerkinElmer 1.900% Senior Notes due 2028 or PerkinElmer 2.250% Senior Notes due 2031, as applicable, and provided further, that the Company may at its option pay interest by check to the registered address of each Holder.

(d)    The Notes are subject to redemption by the Company in whole or in part in the manner described herein.

Section 1.06 Ranking.

The Notes shall be general unsecured senior obligations of the Company. The Notes shall rank pari passu in right of payment with all existing and future unsecured and unsubordinated indebtedness of the Company and senior to any future subordinated debt from time to time outstanding.

Section 1.07 Security Registrar and Paying Agent; Depositary.

The Company hereby initially appoints the Trustee as Security Registrar and Paying Agent for the Notes. The Company may change the Security Registrar and Paying Agent without prior notice to the Holders, and the Company or any of its Subsidiaries may act as Security Registrar or Paying Agent. The Depositary shall initially be DTC and any and all successors thereto appointed as Depositary by the Company.

Section 1.08 Sinking Fund.

The Notes are not subject to any sinking fund.

Section 1.09 Defeasance and Covenant Defeasance.

The provisions of Section 10.01 of the Existing Indenture shall be applicable to the Notes and, with respect to covenant defeasance, in addition to Sections 4.02, 9.01, and 3.05 of the Existing Indenture, the Company will also be released of its obligations under Article IV of this Supplemental Indenture upon satisfaction of the conditions described in Section 10.01(d) of the Existing Indenture relating to covenant defeasance; provided that the Opinion of Counsel provisions in Section 10.01(d)(iv) and (v) shall be amended such that the term “holders” shall replace the term “Holders.”

Section 1.10 Other Terms.

The Notes shall not be convertible into, or exchangeable for, any other securities of the Company, except that the Notes of a series shall be exchangeable for other Notes of such series to the extent provided for in the Existing Indenture. The Notes are not Original Issue Discount Securities. The Company is not obligated to pay any additional amounts in respect of any tax, assessment or governmental charge withheld or deducted except as set forth in Sections 2.08, 2.09 and 9.01 of the Existing Indenture.

ARTICLE II

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 2.01 Definitions.

(a)    All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Existing Indenture.

(b)    The following are definitions used in this Supplemental Indenture and to the extent that a term is defined both herein and in the Existing Indenture, the definition in this Supplemental Indenture shall govern with respect to the Notes.

“Attributable Debt” means, with respect to any Sale and Leaseback Transaction, as of any particular time, the present value discounted at the rate of interest implicit in the terms of the lease (as determined in good faith by the Company) of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (without regard to any renewal or extension options contained in the lease).

“Below Investment Grade Rating Event” means, with respect to the Notes of a series, such series of Notes is downgraded below Investment Grade by two or more Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of such Notes is under publicly announced consideration for possible downgrade by at least two of the Rating Agencies).

“BioLegend Acquisition” means the acquisition of BioLegend, Inc. by the Company contemplated by the Merger Agreement.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in The City of New York or in the place of payment are authorized or required by law, regulation or executive order to close.

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of the Company’s Subsidiaries taken as a whole to any “person” or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Company or one of the Company’s direct or indirect wholly owned Subsidiaries;

(2)     the consummation by the Company of a consolidation with, or merger with or into, any person or entity, or the consummation by any person or entity of a consolidation with, or merger with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock is reclassified into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or entity or any direct or indirect parent company of the surviving person or entity immediately after giving effect to such transaction;

(3)    the adoption of a plan relating to the Company’s liquidation or dissolution; or

(4)    the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly owned Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares; provided that a merger shall not constitute a “change of control” under this definition if (i) the sole purpose of the merger is the Company’s reincorporation in another state and (ii) the Company’s shareholders and the number of shares of the Company’s Voting Stock, measured by voting power and number of shares, owned by each of them immediately before and immediately following such merger are identical.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly owned subsidiary of a holding company (which shall include a parent company) and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction there is no circumstance requiring the filing of any report under or in response to Schedule 13D or 14D-1 pursuant to the Exchange Act disclosing beneficial ownership of more than 50% of the voting power of the Voting Stock of such holding company then outstanding.

“Change of Control Repurchase Event” means, with respect to a series of Notes, the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means, with respect to a series of Notes, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term (as measured from the date of redemption) of the Notes to be redeemed, assuming that such Notes matured on the applicable Par Call Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the arithmetic average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the arithmetic average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Consolidated Net Tangible Assets” means, as determined at any time, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting (i) all current liabilities (excluding the current maturities of long-term Indebtedness) and (ii) the total of the net book values of all assets properly classified as intangible assets, all as set forth on the consolidated balance sheet for the most-recently ended fiscal quarter of the Person for which such determination is being made and computed in accordance with U.S. generally accepted accounting principles.

“DTC” means The Depository Trust Company.

“Fitch” means Fitch Ratings Ltd.

“Funded Debt” means all Indebtedness for money borrowed which by its terms matures more than 12 months after the time of the computation of this amount or which is extendible or renewable at the option of the obligor on this Indebtedness to a time more than 12 months after the time of the computation of this amount or which is classified, in accordance with U.S. generally accepted accounting principles, as long-term debt on the consolidated balance sheet for the most-recently ended fiscal quarter (or if incurred subsequent to the date of such balance sheet, would have been so classified) of the Person for which the determination is being made.

“Indebtedness” means (without duplication):

(1)    any liability of any Person for borrowed money, or evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations, but excluding Trade Payables), or for the payment of money related to a lease that is required to be accounted for as a finance lease in accordance with U.S. generally accepted accounting principles as in effect on the date of the issuance of the Notes; and

(2)    any of the foregoing liabilities of another that a Person has guaranteed, that is recourse to such Person, or that is otherwise its legal liability.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) and a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Lien” means, with respect to any property or asset, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 25, 2021, as amended, supplemented or otherwise modified from time to time, between the Company, Burton Acquisition I, Inc., Burton Acquisition II, Inc., BioLegend, Inc. and Gene Lay, solely in his capacity as the Stockholder Representative thereunder.

“Moody’s” means Moody’s Investors Service Inc.

“Par Call Date” means September 15, 2022 with respect to the 2023 Notes, September 15, 2022 with respect to the 2024 Notes, July 15, 2028 with respect to the 2028 Notes and June 15, 2031 with respect to the 2031 Notes.

“Principal Property” means any single parcel of real property or any permanent improvement thereon owned by the Company or any of its Subsidiaries located in the United States including, without limitation, any manufacturing facility or plant or any portion thereof, and any fixture or equipment located at or comprising a part of any such property, having a net book value, as of the date of determination, in excess of the greater of (i) $50 million and (ii) 1% of the most recently calculated Consolidated Net Tangible Assets of the Company. Principal Property does not include any property that the Company’s board of directors has determined not to be of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Rating Agency” means (1) each of Moody’s, S&P and Fitch; and (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Moody’s, S&P or Fitch, as the case may be.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“S&P” means Standard & Poor’s Ratings Services, a division of S&P Global Inc.

“Sale and Leaseback Transaction” of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any Principal Property that, more than 12 months after the later of (i) the completion of the acquisition, construction, development or improvement of such Principal Property or (ii) the placing in operation of such Principal Property or of such Principal Property as so constructed, developed or improved, has been or is being sold, conveyed, transferred or otherwise disposed of by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender on the security of such Principal Property.

“Subsidiary” means any corporation, partnership or other entity of which at the time of determination the Company, or the Company and one or more of its Subsidiaries, or any one or more of the Company’s Subsidiaries, directly or indirectly, own capital stock or equivalent interests having more than 50% of the total voting power of the capital stock or equivalent interests then outstanding and normally entitled to vote in the election of directors, managers or trustees thereof.

“Trade Payables” means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed in the ordinary course of business in connection with the obtaining of materials, finished products, inventory or services.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 2.02 Other Definitions.

Term	Defined in Section
“2023 Notes”	Recitals

“2024 Notes”	Recitals

“2028 Notes”	Recitals

“2031 Notes”	Recitals

“Additional Notes”	1.03

“Company”	Introduction

“Event of Default”	5.01

“Existing Indenture”	Introduction

“Global Securities”	1.04

“Holders”	Recitals

“Indenture”	Introduction

“Interest Payment Date”	1.05(b)

“Make-Whole Redemption Date”	3.01(a)(ii)

“Notes”	Recitals

“Par Call Redemption Date”	3.01(a)(ii)

“Redemption Date”	3.01(a)(ii)

“Regular Record Date”	1.05(b)

“Special Mandatory Redemption Date”	3.02(a)

“Special Mandatory Redemption Event”	3.02(a)

“Supplemental Indenture”	Introduction

“Trustee”	Introduction

ARTICLE III

REDEMPTION

Section 3.01 Optional Redemption.

(a)    Prior to the applicable Par Call Date, the 2028 Notes and the 2031 Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued but unpaid as of the date of redemption (the “Make-Whole Redemption Date”)), assuming that such Notes matured on the applicable Par Call Date, discounted to the Make-Whole Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points in the case of the 2028 Notes and 15 basis points in the case of the 2031 Notes;

as calculated by the Company, and certified in an Officer’s Certificate delivered to the Trustee two Business Days prior to the Make-Whole Redemption Date, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the Make-Whole Redemption Date.

At any time on or after the applicable Par Call Date, the Notes of each series may be redeemed in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes due to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption (the “Par Call Redemption Date” and each Par Call Redemption Date and Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture. In the event that the Notes or a portion thereof are called for redemption or there is a Change of Control Repurchase Event or a Special Mandatory Redemption Event, and the Redemption Date or the Change of Control Repurchase Event payment date or Special Mandatory Redemption Date, as applicable, is subsequent to a Regular Record Date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Notes will instead be paid upon presentation and surrender of such Notes as provided herein.

(b)    Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes of the series to be redeemed by the Company or by the Trustee on the Company’s behalf; provided that notice of redemption may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Notes. Notice of any redemption of either series of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control of the Company or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the business day immediately preceding the relevant redemption date. The Company shall notify holders of any such rescission as soon as practicable after the Company determines that such conditions precedent will not be able to be satisfied or we are not able or willing to waive such conditions precedent. Unless the Company defaults in payment of the applicable redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee in accordance with applicable depositary procedures or, in the case of Notes that are not represented by a Global Security, by such method that the Trustee deems to be fair and appropriate.

Section 3.02 Special Mandatory Redemption.

(a)    If the BioLegend Acquisition has not been consummated on or prior to January 31, 2022 or the Merger Agreement is terminated at any time prior to such date (a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (i) March 2, 2022, if the BioLegend Acquisition has not been consummated on or prior to January 31, 2022, or (ii) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered holders as of the close of business on the relevant Regular Record Date in accordance with the Notes and the Indenture.

(b)    The Company will cause the notice of any special mandatory redemption pursuant to Section 3.02(a) to be mailed, with a copy to the Trustee, within five (5) Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of the Notes at its registered address. Unless the Company defaults in payment of the applicable redemption price, on and after the Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.01 Change of Control Repurchase Event.

(a)    If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem a series of Notes in full, or has defeased or satisfied and discharged such series of Notes, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) of that Holder’s Notes of such series at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to but excluding the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes of such series on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(b)    The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of either series of Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of such series of Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

(c)    On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(i)    accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) properly tendered pursuant to the Company’s offer;

(ii)    deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being purchased by the Company.

(d)     The Paying Agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly, upon receipt of an Issuer’s Order, authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 above that amount.

(e)    The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

Section 4.02 Limitation on Liens.

(a)    Neither the Company nor any of its Subsidiaries will create or suffer to exist any Lien upon Principal Property of the Company or of any of the Company’s Subsidiaries or upon any shares of capital stock (or other equity interests) of any Subsidiary that owns Principal Property to secure any Indebtedness incurred, issued, assumed or guaranteed by the Company or any of its Subsidiaries after the date of the Indenture, unless the Company secures, or causes such Subsidiary to secure, all payments due under the Notes and all senior debt securities of any series having the benefit of this covenant (together with, if the Company shall so determine, any other Indebtedness of the Company or of any of its Subsidiaries then existing or thereafter created ranking equally with the Notes) equally and ratably with such secured Indebtedness, in each case for as long as such other Indebtedness shall be so secured. This restriction will not apply in the case of:

(i)    Liens on the property or on the outstanding capital stock (or other equity interests) of any Person existing at the time such Person becomes a Subsidiary or at the time such person is merged into, consolidated with or acquired by the Company or a Subsidiary of the Company, but not created in contemplation of such Person’s becoming a Subsidiary or being acquired by the Company or a Subsidiary of the Company;

(ii)    Liens existing at the time of acquisition of the property affected by such Lien, or Liens incurred to secure payment of all or part of the purchase price of such property or to secure Indebtedness incurred prior to, at the time of, or within 180 days after, the acquisition of such property for the purpose of financing all or part of the purchase price of such property (provided such Liens are limited to such property and improvements to such property);

(iii)    Liens to secure all or part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure Indebtedness incurred to provide funds for any such purpose (including purchase money security interests or purchase money mortgages on real or personal property), provided that the commitment of the creditor to extend the credit secured by any such Lien shall have been obtained not later than 12 months after the later of (a) the completion of the acquisition, construction, development or improvement of such property or (b) the placing in operation of such property or of such property as so constructed, developed or improved, and Liens to the extent that they secure Indebtedness in excess of such cost and for the payment of which recourse may only be had against such property;

(iv)    Liens which secure only Indebtedness owing by a Subsidiary of the Company to the Company or to a Subsidiary of the Company;

(v)    Liens required by any contract or statute in order to permit the Company or a Subsidiary of the Company to perform any contract or subcontract made by it with or at the request of the United States of America or any state, or any department, agency, instrumentality or political subdivision of any of the foregoing or the District of Columbia;

(vi)    Liens, if any, in existence on the date the Indenture is executed;

(vii)    Liens created, incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103(b) of the Internal Revenue Code or in connection with an industrial revenue bond, pollution control bond or similar financing between the Company or any Subsidiary of the Company and any federal, state or municipal government or any other governmental body or quasi-governmental agency;

(viii)    Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise, provided that the Company or its Subsidiaries must have disposed of such property within 180 days after the creation of such Liens and that any Indebtedness secured by such Liens shall be without recourse to the Company or any Subsidiary of the Company; and

(ix)    Any extensions, renewals, replacements or refundings (or successive extensions, renewals, replacements or refundings) of Liens referred to in the foregoing clauses, provided that such Liens do not cover any property or assets other than the property or assets subject to the Lien being extended, renewed, replaced or refunded and the principal amount of the secured Indebtedness does not exceed the principal amount of the secured Indebtedness being extended, renewed, replaced or refunded plus the amount of any accrued interest, prepayment premiums and the costs associated with such extension, renewal, replacement or refunding (except that, where an additional amount of Indebtedness is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well).

Notwithstanding the foregoing, the Company and any of its Subsidiaries may create or suffer to exist Liens which would otherwise be prohibited by the provisions of this Section 4.02 securing Indebtedness incurred, issued, assumed or guaranteed by the Company or any of its Subsidiaries in aggregate outstanding amount which, together with all Attributable Debt of the Company and any of its Subsidiaries then outstanding in respect of Sale and Leaseback Transactions involving Principal Properties (other than Sale and Leaseback Transactions that are permitted under Section 4.03(a)(i) – (iii) below) and all outstanding Indebtedness secured by Liens previously permitted solely by this paragraph, would not exceed the greater of (i) $330 million and (ii) 15% of the Company’s Consolidated Net Tangible Assets as of the granting or creation of such Lien.

Section 4.03 Limitation on Sale and Leaseback Transactions.

(a)    Neither the Company nor any of the Company’s Subsidiaries may enter into any Sale and Leaseback Transaction involving Principal Property, whereby such property has been or is to be sold or transferred by the Company or any Subsidiary of the Company, unless:

(i)    such Sale and Leaseback Transaction (i) involves the taking back of a lease for a period of three years or less or (ii) is between the Company and a Subsidiary of the Company or between Subsidiaries of the Company;

(ii)    the Company or any of the Company’s Subsidiaries would be entitled to issue, assume or guarantee Indebtedness in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction secured by a Lien on such Principal Property under one of the exceptions for Liens set forth in Section 4.02(a)(i) – (ix) above without equally and ratably securing the Notes;

(iii)    the Company applies to the retirement or prepayment of its Funded Debt, or to the acquisition, development or improvement of real property, plant and equipment an amount equal to the net cash proceeds from the sale of the Principal Property so leased within 180 days of the effective date of any such Sale and Leaseback Transaction, provided that the amount to be applied to the retirement or prepayment of its Funded Debt shall be reduced by the principal amount of any Notes delivered by the Company to the Trustee within 180 days after such Sale and Leaseback Transaction for retirement and cancellation; or

(iv)    after giving effect thereto, the sum of (A) the then outstanding principal amount of Indebtedness secured by all Liens on Principal Properties incurred after the date of the Indenture that are not otherwise permitted by Section 4.02(a)(i) – (ix) above and (B) the Attributable Debt then outstanding with respect to all Sale and Leaseback Transactions entered into after the date of the Indenture and otherwise prohibited in accordance with this Section 4.03 (after giving effect to all applications, retirements, prepayments and cancellations referenced in Section 4.03(a)(iii)) does not exceed the greater of (i) $330 million and (ii) 15% of the Consolidated Net Tangible Assets.

ARTICLE V

EVENTS OF DEFAULT

Section 5.01 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

“Event of Default”, with respect to each series of Notes wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)    default in the payment of any installment of interest upon any of the Notes of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

(b)    default in the payment of all or any part of the principal or any premium on any of the Notes of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, and the continuance of such default; or

(c)    default in the performance, or breach, of any covenant or warranty of the Company in respect of the Notes of such series (other than a default specified in clauses (a) or (b) above) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Notes of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(d)    (1) a default by the Company or any of its Subsidiaries in the payment of any principal at maturity of any Indebtedness (other than the Notes) aggregating more than $250,000,000 in principal amount, when due and payable after giving effect to any applicable grace period; or (2) a default by the Company or any of its Subsidiaries in the performance of any other term or provision of any Indebtedness (other than the Notes) aggregating more than $250,000,000 in principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled or such indebtedness shall not have been discharged within a period of 30 days after there has been given to the Company by the Trustee or given to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes of such series, a written notice specifying such default or defaults; provided, however, that if the default under such Indebtedness is cured, or waived by the holders of the Indebtedness, in each case as permitted by the governing instrument, then the event of default caused by such default will be deemed likewise to be cured or waived; or

(e)    a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for all or substantially all of its property and assets or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(f)    the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property and assets, or make any general assignment for the benefit of creditors.

If an Event of Default described in clauses (a), (b), (c) or (d) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Notes of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding hereunder, by notice in writing to the Company (and also to the Trustee if given by Holders), may declare the entire principal of all of the Notes of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses (e) or (f) occurs and is continuing, then and in each and every such case, the entire principal of all the Notes of such series then outstanding and interest accrued thereon, if any, shall become immediately due and payable.

The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Notes of such series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of such series and the principal of any and all Notes of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Notes of such series to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation of the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Notes of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Notes of such series then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to all the Notes of such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Trust Indenture Act Controls.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Supplemental Indenture by the Trust Indenture Act, the required or deemed to be included provision shall control.

Section 6.02 Notices.

Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

if to the Company:

PerkinElmer, Inc.

940 Winter Street

Waltham, MA 02451

Attention: General Counsel

Facsimile: (781) 663-5970

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

1875 Pennsylvania Avenue NW

Washington, DC 20006

Attention: Erika L. Robinson

Facsimile: (202) 663-6363

if to the Trustee:

U.S. Bank National Association

Corporate Trust Services

One Federal Street, 10th Floor

Boston, MA 02110

Attention: Karen R. Leyden-Beard, Vice President

Facsimile: (617) 603-6667

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. Notwithstanding any other provision of this Supplemental Indenture or the Notes, where the Supplemental Indenture or the Notes provides for notice of any event or any other communication (including any notice of redemption or repurchase) to Holders (whether by mail or otherwise) and all Notes outstanding are represented in global form by one or more Global Securities held by DTC or its designee, such notice shall be sufficiently given if given to DTC (or its designee) pursuant to the applicable procedures of DTC or its designee, including by electronic mail in accordance with accepted practices of DTC.

Section 6.03 Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.04 No Personal Liability of Directors, etc.

Without limiting the provisions of Section 11.01 of the Existing Indenture, none of the directors, officers, incorporators or stockholders, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any of the Company’s obligations under the Notes, the Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 6.05 Successors.

All agreements of the Company in the Indenture and the Notes shall bind its successors. All agreements of the Trustee in the Indenture shall bind its successors.

Section 6.06 Multiple Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.

The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or any agreement entered into in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act (e.g. DocuSign). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 6.07 Table of Contents; Headings.

The table of contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 6.08 Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the Company’s use of the proceeds from the Notes or for monies paid over to the Company pursuant to this Supplemental Indenture.

Section 6.09 Adoption, Ratification and Confirmation.

The Existing Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

PERKINELMER, INC.

By:	/s/ James M. Mock
	Name:	James M. Mock
	Title:	Senior Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Karen R. Beard
	Name:	Karen R. Beard
	Title:	Vice President

EXHIBIT A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN ACCORDANCE WITH THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CUSIP: 714046 AK5

ISIN: US714046AK57

ISSUE DATE: September 10, 2021

PERKINELMER, INC.

0.550% Senior Notes due 2023

$[ ]	No.: R-[ ]

PerkinElmer, Inc., a Massachusetts corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] ($[        ]) or such other principal amount as shall be set forth on Schedule I hereto on September 15, 2023 and to pay interest thereon at the rate of 0.550% per annum from and including September 10, 2021 or from and including the most recent interest payment date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing March 15, 2022 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the Existing Indenture, as supplemented by such Seventh Supplemental Indenture, the “Indenture”), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which will be the March 1 and September 1, respectively, immediately preceding each Interest Payment Date.

If an Interest Payment Date, the maturity date or an earlier date of redemption with respect to this Note falls on a day that is not a Business Day, the required payment and any related payment of principal, premium and additional amounts, if any, shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date, the maturity date or that date of redemption, as the case may be.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture (initially the principal corporate trust office of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its duly authorized officer and attested by the manual or facsimile signature of its Secretary or Assistant Secretary.

Date: September 10, 2021

PERKINELMER, INC.

By:
Name:
Title:

ATTEST:

Name:
Title: Assistant Secretary

Trustee’s Certificate of Authentication

This is one of the Securities designated herein and referred to in the Indenture.

Dated: September 10, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

PERKINELMER, INC.

0.550% Senior Notes due 2023

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, beginning March 15, 2022. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including September 10, 2021; provided, that, if there is no existing Event of Default in the payment of interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from and including such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders of the Notes at the close of business on the Regular Record Date for such interest. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money.

The principal of and interest on this Note shall be payable at the office or agency of the Company maintained for that purpose, or by mailing a check to the Holder at such address as shall appear in the Security Register or by transfer to an account maintained by the Person entitled thereto with a bank located in the United States.

The foregoing notwithstanding, principal of and interest on Notes which are represented by Global Securities held of record by the Depositary, as holder of the Notes, or a Holder of more than $1,000,000 in aggregate principal amount of Notes, shall be made by wire transfer of immediately available funds, provided that proper written wire transfer instructions have been received by the Trustee by the times specified in the Indenture.

3.    Registrar and Agents. Initially, the Trustee will act as Security Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its Subsidiaries may act as Paying Agent. The address of the Trustee is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 10th Floor, Boston, MA 02110, Attn: Karen Beard, Vice President.

4.    Indenture; Limitations. The Company issued the Notes under the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the “Seventh Supplemental Indenture,” and the Existing Indenture, as supplemented by the Seventh

Supplemental Indenture, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, 15 U.S.C. §§ 77aaa-77bbbb, as in effect on the date of the Indenture. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

5.    Optional Redemption and Special Mandatory Redemption by the Company. The Notes are subject to optional redemption as described in the Indenture and special mandatory redemption as described in the Indenture.

6.    Change of Control Repurchase Event. Pursuant to Section 4.01 of the Seventh Supplemental Indenture, if a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Notes, or has defeased or satisfied and discharged the Notes, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to but excluding the date of purchase.

7.    Convertibility. The Notes are not convertible into any Securities of the Company.

8.    Sinking Fund. The Notes are not subject to any sinking fund.

9.     Governing Law. The Notes and the Indenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

10.    Denominations, Transfer, Exchange. The Notes shall be known and designated as the “0.550% Senior Notes due 2023.” The initial maximum aggregate principal amount of the Notes that may be authenticated and delivered under the Supplemental Indenture shall not exceed $500,000,000 except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.08, 2.09, 2.11, 8.05, 12.02 or 12.03 of the Existing Indenture, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of the Notes pursuant to Section 2.04 of the Existing Indenture. The Company may from time to time, without giving notice to or seeking the consent of the holders of the Notes, issue additional Notes having the same terms (except for the issue date, offering price and, if applicable, the first interest payment date) as the Notes of such series initially authenticated and delivered under the Seventh Supplemental Indenture. The Notes will be initially issued in the form of one or more global notes (the “Global Securities”) in fully registered form, without coupons, in minimum denominations of $2,000 principal amount or any whole integral multiples of $1,000 above that amount. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12.    No Recourse Against Others. Without limiting the provisions of Section 11.01 of the Existing Indenture, no stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Notes.

13.    Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in principal amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

EXHIBIT B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN ACCORDANCE WITH THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CUSIP: 714046 AL3

ISIN: US714046AL31

ISSUE DATE: September 10, 2021

PERKINELMER, INC.

0.850% Senior Notes due 2024

$[ ]	No.: R-[ ]

PerkinElmer, Inc., a Massachusetts corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] ($[        ]) or such other principal amount as shall be set forth on Schedule I hereto on September 15, 2024 and to pay interest thereon at the rate of 0.850% per annum from and including September 10, 2021 or from and including the most recent interest payment date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing March 15, 2022 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the Existing Indenture, as supplemented by such Seventh Supplemental Indenture, the “Indenture”), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which will be the March 1 and September 1, respectively, immediately preceding each Interest Payment Date.

If an Interest Payment Date, the maturity date or an earlier date of redemption with respect to this Note falls on a day that is not a Business Day, the required payment and any related payment of principal, premium and additional amounts, if any, shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date, the maturity date or that date of redemption, as the case may be.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture (initially the principal corporate trust office of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its duly authorized officer and attested by the manual or facsimile signature of its Secretary or Assistant Secretary.

Date: September 10, 2021

PERKINELMER, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:	Assistant Secretary

Trustee’s Certificate of Authentication

This is one of the Securities designated herein and referred to in the Indenture.

Dated: September 10, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

PERKINELMER, INC.

0.850% Senior Notes due 2024

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, beginning March 15, 2022. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including September 10, 2021; provided, that, if there is no existing Event of Default in the payment of interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from and including such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders of the Notes at the close of business on the Regular Record Date for such interest. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money.

The principal of and interest on this Note shall be payable at the office or agency of the Company maintained for that purpose, or by mailing a check to the Holder at such address as shall appear in the Security Register or by transfer to an account maintained by the Person entitled thereto with a bank located in the United States.

The foregoing notwithstanding, principal of and interest on Notes which are represented by Global Securities held of record by the Depositary, as holder of the Notes, or a Holder of more than $1,000,000 in aggregate principal amount of Notes, shall be made by wire transfer of immediately available funds, provided that proper written wire transfer instructions have been received by the Trustee by the times specified in the Indenture.

3.    Registrar and Agents. Initially, the Trustee will act as Security Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its Subsidiaries may act as Paying Agent. The address of the Trustee is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 10th Floor, Boston, MA 02110, Attn: Karen Beard, Vice President.

4.    Indenture; Limitations. The Company issued the Notes under the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the “Seventh Supplemental Indenture,” and the Existing Indenture, as supplemented by the Seventh

Supplemental Indenture, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, 15 U.S.C. §§ 77aaa-77bbbb, as in effect on the date of the Indenture. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

5.    Optional Redemption and Special Mandatory Redemption by the Company. The Notes are subject to optional redemption as described in the Indenture and special mandatory redemption as described in the Indenture.

6.    Change of Control Repurchase Event. Pursuant to Section 4.01 of the Seventh Supplemental Indenture, if a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Notes, or has defeased or satisfied and discharged the Notes, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to but excluding the date of purchase.

7.    Convertibility. The Notes are not convertible into any Securities of the Company.

8.    Sinking Fund. The Notes are not subject to any sinking fund.

9.     Governing Law. The Notes and the Indenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

10.    Denominations, Transfer, Exchange. The Notes shall be known and designated as the “0.850% Senior Notes due 2024.” The initial maximum aggregate principal amount of the Notes that may be authenticated and delivered under the Supplemental Indenture shall not exceed $800,000,000 except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.08, 2.09, 2.11, 8.05, 12.02 or 12.03 of the Existing Indenture, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of the Notes pursuant to Section 2.04 of the Existing Indenture. The Company may from time to time, without giving notice to or seeking the consent of the holders of the Notes, issue additional Notes having the same terms (except for the issue date, offering price and, if applicable, the first interest payment date) as the Notes of such series initially authenticated and delivered under the Seventh Supplemental Indenture. The Notes will be initially issued in the form of one or more global notes (the “Global Securities”) in fully registered form, without coupons, in minimum denominations of $2,000 principal amount or any whole integral multiples of $1,000 above that amount. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12.    No Recourse Against Others. Without limiting the provisions of Section 11.01 of the Existing Indenture, no stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Notes.

13.    Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in principal amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

EXHIBIT C

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN ACCORDANCE WITH THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CUSIP: 714046 AM1

ISIN: US714046AM14

ISSUE DATE: September 10, 2021

PERKINELMER, INC.

1.900% Senior Notes due 2028

$[ ]	No.: R-[ ]

PerkinElmer, Inc., a Massachusetts corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] ($[        ]) or such other principal amount as shall be set forth on Schedule I hereto on September 15, 2028 and to pay interest thereon at the rate of 1.900% per annum from and including September 10, 2021 or from and including the most recent interest payment date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing March 15, 2022 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the Existing Indenture, as supplemented by such Seventh Supplemental Indenture, the “Indenture”), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which will be the March 1 and September 1, respectively, immediately preceding each Interest Payment Date.

If an Interest Payment Date, the maturity date or an earlier date of redemption with respect to this Note falls on a day that is not a Business Day, the required payment and any related payment of principal, premium and additional amounts, if any, shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date, the maturity date or that date of redemption, as the case may be.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture (initially the principal corporate trust office of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its duly authorized officer and attested by the manual or facsimile signature of its Secretary or Assistant Secretary.

Date: September 10, 2021

PERKINELMER, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:	Assistant Secretary

Trustee’s Certificate of Authentication

This is one of the Securities designated herein and referred to in the Indenture.

Dated: September 10, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

PERKINELMER, INC.

1.900% Senior Notes due 2028

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, beginning March 15, 2022. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including September 10, 2021; provided, that, if there is no existing Event of Default in the payment of interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from and including such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders of the Notes at the close of business on the Regular Record Date for such interest. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money.

The principal of and interest on this Note shall be payable at the office or agency of the Company maintained for that purpose, or by mailing a check to the Holder at such address as shall appear in the Security Register or by transfer to an account maintained by the Person entitled thereto with a bank located in the United States.

The foregoing notwithstanding, principal of and interest on Notes which are represented by Global Securities held of record by the Depositary, as holder of the Notes, or a Holder of more than $1,000,000 in aggregate principal amount of Notes, shall be made by wire transfer of immediately available funds, provided that proper written wire transfer instructions have been received by the Trustee by the times specified in the Indenture.

3.    Registrar and Agents. Initially, the Trustee will act as Security Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its Subsidiaries may act as Paying Agent. The address of the Trustee is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 10th Floor, Boston, MA 02110, Attn: Karen Beard, Vice President.

4.    Indenture; Limitations. The Company issued the Notes under the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the “Seventh Supplemental Indenture,” and the Existing Indenture, as supplemented by the Seventh

Supplemental Indenture, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, 15 U.S.C. §§ 77aaa-77bbbb, as in effect on the date of the Indenture. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

5.    Optional Redemption and Special Mandatory Redemption by the Company. The Notes are subject to optional redemption as described in the Indenture and special mandatory redemption as described in the Indenture.

6.    Change of Control Repurchase Event. Pursuant to Section 4.01 of the Seventh Supplemental Indenture, if a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Notes, or has defeased or satisfied and discharged the Notes, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to but excluding the date of purchase.

7.    Convertibility. The Notes are not convertible into any Securities of the Company.

8.    Sinking Fund. The Notes are not subject to any sinking fund.

9.     Governing Law. The Notes and the Indenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

10.    Denominations, Transfer, Exchange. The Notes shall be known and designated as the “1.900% Senior Notes due 2028.” The initial maximum aggregate principal amount of the Notes that may be authenticated and delivered under the Supplemental Indenture shall not exceed $500,000,000 except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.08, 2.09, 2.11, 8.05, 12.02 or 12.03 of the Existing Indenture, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of the Notes pursuant to Section 2.04 of the Existing Indenture. The Company may from time to time, without giving notice to or seeking the consent of the holders of the Notes, issue additional Notes having the same terms (except for the issue date, offering price and, if applicable, the first interest payment date) as the Notes of such series initially authenticated and delivered under the Seventh Supplemental Indenture. The Notes will be initially issued in the form of one or more global notes (the “Global Securities”) in fully registered form, without coupons, in minimum denominations of $2,000 principal amount or any whole integral multiples of $1,000 above that amount. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12.    No Recourse Against Others. Without limiting the provisions of Section 11.01 of the Existing Indenture, no stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Notes.

13.    Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in principal amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

EXHIBIT D

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN ACCORDANCE WITH THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CUSIP: 714046 AN9

ISIN: US714046AN96

ISSUE DATE: September 10, 2021

PERKINELMER, INC.

2.250% Senior Notes due 2031

$[ ]	No.: R-[ ]

PerkinElmer, Inc., a Massachusetts corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] ($[        ]) or such other principal amount as shall be set forth on Schedule I hereto on September 15, 2031 and to pay interest thereon at the rate of 2.250% per annum from and including September 10, 2021 or from and including the most recent interest payment date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing March 15, 2022 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the Existing Indenture, as supplemented by such Seventh Supplemental Indenture, the “Indenture”), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which will be the March 1 and September 1, respectively, immediately preceding each Interest Payment Date.

If an Interest Payment Date, the maturity date or an earlier date of redemption with respect to this Note falls on a day that is not a Business Day, the required payment and any related payment of principal, premium and additional amounts, if any, shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date, the maturity date or that date of redemption, as the case may be.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture (initially the principal corporate trust office of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its duly authorized officer and attested by the manual or facsimile signature of its Secretary or Assistant Secretary.

Date: September 10, 2021

PERKINELMER, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:	Assistant Secretary

Trustee’s Certificate of Authentication

This is one of the Securities designated herein and referred to in the Indenture.

Dated: September 10, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

PERKINELMER, INC.

2.250% Senior Notes due 2031

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, beginning March 15, 2022. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including September 10, 2021; provided, that, if there is no existing Event of Default in the payment of interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from and including such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders of the Notes at the close of business on the Regular Record Date for such interest. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money.

The principal of and interest on this Note shall be payable at the office or agency of the Company maintained for that purpose, or by mailing a check to the Holder at such address as shall appear in the Security Register or by transfer to an account maintained by the Person entitled thereto with a bank located in the United States.

The foregoing notwithstanding, principal of and interest on Notes which are represented by Global Securities held of record by the Depositary, as holder of the Notes, or a Holder of more than $1,000,000 in aggregate principal amount of Notes, shall be made by wire transfer of immediately available funds, provided that proper written wire transfer instructions have been received by the Trustee by the times specified in the Indenture.

3.    Registrar and Agents. Initially, the Trustee will act as Security Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its Subsidiaries may act as Paying Agent. The address of the Trustee is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 10th Floor, Boston, MA 02110, Attn: Karen Beard, Vice President.

4.    Indenture; Limitations. The Company issued the Notes under the Indenture dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (the “Trustee”), as Trustee (the “Existing Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and the Trustee (the “Seventh Supplemental Indenture,” and the Existing Indenture, as supplemented by the Seventh

Supplemental Indenture, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, 15 U.S.C. §§ 77aaa-77bbbb, as in effect on the date of the Indenture. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

5.    Optional Redemption and Special Mandatory Redemption by the Company. The Notes are subject to optional redemption as described in the Indenture and special mandatory redemption as described in the Indenture.

6.    Change of Control Repurchase Event. Pursuant to Section 4.01 of the Seventh Supplemental Indenture, if a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Notes, or has defeased or satisfied and discharged the Notes, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and thereafter in integral multiples of $1,000) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to but excluding the date of purchase.

7.    Convertibility. The Notes are not convertible into any Securities of the Company.

8.    Sinking Fund. The Notes are not subject to any sinking fund.

9.     Governing Law. The Notes and the Indenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

10.    Denominations, Transfer, Exchange. The Notes shall be known and designated as the “2.250% Senior Notes due 2031.” The initial maximum aggregate principal amount of the Notes that may be authenticated and delivered under the Supplemental Indenture shall not exceed $500,000,000 except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.08, 2.09, 2.11, 8.05, 12.02 or 12.03 of the Existing Indenture, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of the Notes pursuant to Section 2.04 of the Existing Indenture. The Company may from time to time, without giving notice to or seeking the consent of the holders of the Notes, issue additional Notes having the same terms (except for the issue date, offering price and, if applicable, the first interest payment date) as the Notes of such series initially authenticated and delivered under the Seventh Supplemental Indenture. The Notes will be initially issued in the form of one or more global notes (the “Global Securities”) in fully registered form, without coupons, in minimum denominations of $2,000 principal amount or any whole integral multiples of $1,000 above that amount. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12.    No Recourse Against Others. Without limiting the provisions of Section 11.01 of the Existing Indenture, no stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Notes.

13.    Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in principal amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian